UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2017

Cytokinetics, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(650) 624-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. Of the 43,241,281 shares of the Company’s common stock entitled to vote at the Annual Meeting, 38,927,533 shares of common stock, or 90.02%, of the total eligible votes to be cast, were represented at the Annual Meeting in person or by proxy, constituting a quorum. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 31, 2017.

Proposal 1: Election of Directors

The stockholders elected L. Patrick Gage, Edward M. Kaye and Wendell Wierenga as Class I Directors, each to serve for a three-year term and until their successors are duly elected and qualified. The voting for each director was as follows:

Name	For	Withheld	Broker Non-Vote
L. Patrick Gage	31,235,018	143,950	7,548,565
Edward M. Kaye	30,838,654	540,314	7,548,565
Wendell Wierenga	31,162,950	216,018	7,548,565

Proposal 2: Ratification of Independent Registered Public Accounting Firm

The stockholders ratified the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The votes were as follows:

For	Against	Abstain
38,714,180	172,993	40,360

Proposal 3: Approval of an amendment to the Amended and Restated 2004 Equity Incentive Plan to increase the number of authorized shares reserved for issuance under the Amended and Restated 2004 Equity Incentive Plan.

The stockholders approved the Amended and Restated 2004 Equity Incentive Plan to increase the number of authorized shares reserved for issuance under the Amended and Restated 2004 Equity Incentive Plan by 3,900,000 shares. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
19,689,832	7,562,216	4,126,920	7,548,565

Proposal 4: Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
31,058,363	282,247	38,358	7,548,565

Proposal 5: Advisory Vote on Frequency of Say On Pay

The stockholders voted, on an advisory basis, that future advisory votes on executive compensation should be submitted to the stockholders every year. The votes were as follows:

Every three years	Every two years	Every year	Abstain from voting	Broker Non-Vote
7,547,820	78,240	23,732,163	20,745	7,548,565

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

May 19, 2017	By:	/s/ Peter S. Roddy
	Name:	Peter S. Roddy
	Title:	Senior Vice President, Chief Accounting Officer